Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Notes to Financial Statements
Note 11 - Commitments and Contingencies

Purchase of Assets

On February 24, 2010, the Company entered into an agreement with Chongster Ltd. to acquire www.arsenal-mania.com, a leading UK football fan website. The purchase price comprise of the following:

a.	Issuance of 139,412 shares in the capital stock of the Company to the value of $71,100 (£45,000)
b.	Payment of £20,000 30 days after the closing
c.	Payment of £20,000 60 days after the closing
d.	Payment of £20,000 90 days after the closing
e.	Payment of £50,000 or 25% of the website net operating profits for the 1st year period following closing, whichever is greater, within 45 days of the 1st anniversary of the closing
f.	Payment of £25,000 or 15% of the website net operating profits for the 2nd year period following closing, whichever is greater, within 45 days of the 2nd anniversary of the closing

Payment of the balance of the purchase price was secured by an escrow agreement. During the year ended December 31, 2013, the Company is in default of its payment of $123,675 (£75,000) to Chongster Ltd. of which £50,000 was due April 10, 2011 and a subsequent £25,000 was due April 10, 2012. The Company is subject to a penalty interest rate of 4% above the Bank of London prime rate of 0.5%. During the year ended December 31, 2010, the Company paid $92,816 (£60,000) in respect to the cash portion of the agreement and issued 139,412 common shares of the Company which was valued at $71,100. Accordingly, Items a, b, c, and d have been satisfied and completed. The balance of $123,675 (£75,000) of which $82,450 (£50,000) was due April 10, 2011 and a further $41,225 (£25,000) was due April 10, 2012 is shown in the accounts payable and accrued liabilities. Total interest accrued on the balance at year end was $13,639 ($8,356 at December 31, 2012) which is also included in accounts payables.